Exhibit 99.1

PATTERSON-UTI ENERGY, INC. 10713 WEST SAM HOUSTON PKWY NORTH SUITE 800 HOUSTON, TX 77064

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1. and 2.				For	Against	Abstain

1. To approve the issuance of shares of Patterson-UTI Energy, Inc. common stock, par value $0.01 per share, to stockholders of Seventy Seven Energy Inc. in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of December 12, 2016, by and among Patterson-UTI Energy, Inc., Seventy Seven Energy Inc. and Pyramid Merger Sub, Inc. (the “Patterson-UTI Stock Issuance Proposal”).

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2. To approve the adjournment of the Patterson-UTI Energy, Inc. special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve the Patterson-UTI Stock Issuance Proposal.

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NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
		Yes	No
Please indicate if you plan to attend this meeting

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com

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PATTERSON-UTI ENERGY, INC.

Special Meeting of Shareholders

[         ], 2017

This proxy is solicited by the Board of Directors

The undersigned stockholder of Patterson-UTI Energy, Inc. hereby appoint(s) Mark S. Siegel, William Andrew Hendricks, Jr. and John E. Vollmer III, and each of them, as proxies to the undersigned, each with full power to act without the other and with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side of this proxy, all of the shares of common stock of Patterson-UTI Energy, Inc. that the undersigned is entitled to vote at the special meeting of stockholders to be held at [                                        ] a.m., local time, on [            ], 2017, at Patterson-UTI Energy, Inc.’s executive offices at 10713 West Sam Houston Parkway North, Suite 800, Houston, Texas 77064, and at any adjournment or postponement thereof, with the same force and effect as if the undersigned were personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THE PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS SET FORTH ON THE REVERSE SIDE.

The proxies are authorized to vote in their discretion upon such other matters as may properly be brought before the special meeting of stockholders or any adjournment or postponement of it.

Continued and to be signed on reverse side

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